Ex-99.906CERT

                                 CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002

     The undersigned, the President of SEI Opportunity Fund, L.P. (the "Fund"), with respect to the Fund's Form N-CSR for the year ended March 31, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: June 8, 2008


                                        /s./ Robert A. Nesher
                                        ----------------------------------------
                                        Robert A. Nesher
                                        President

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                                                                   Ex-99.906CERT

                                 CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002

     The undersigned, the Treasurer of SEI Opportunity Fund, L.P. (the "Fund"), with respect to the Fund's Form N-CSR for the year ended March 31, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 8, 2008


                                        /s./ Karen Weiss
                                        ----------------------------------------
                                        Karen Weiss
                                        Treasurer